                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): July 27, 1998

                         AZTEC TECHNOLOGY PARTNERS, INC.

                         -------------------------------

             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                  0-24417                  04-3408450
 -------------------------------------------------------------------------------
  (State or Other Jurisdiction     (Commission               (IRS Employer
        of Incorporation)          File Number)           Identification No.)

  50 Braintree Hill Office Park, Suite 103, Braintree, MA              02184
 -------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code: (781)849-1702

                                 --------------


  50 Braintree Hill Office Park, Suite 220, Braintree, MA              02184
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Exhibit Index at Page 3

The undersigned registrant hereby amends and restates Item 7 of its current report on Form 8-K dated August 12, 1998, so that as so amended and restated said Item 7 shall read in its entirety as set forth on the following pages.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          --------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

         The following audited financial statements of PCM, Inc. ("PCM"), together with the report thereon by Blackman Kallick Bartelstein, LLP are included herein as Exhibit 99.1 to this report and are incorporated herein by this reference:

Balance Sheets as of December 31, 1997 and 1996.

Statements of Income for the years ended December 31, 1997 and 1996.

Statements of Stockholders' Equity for the years ended December 31, 1997 and 1996.

Statements of Cash Flows for the years ended December 31, 1997 and 1996.

Notes to Financial Statements.

The following unaudited condensed financial statements of PCM are included herein as Exhibit 99.2 to this report and are incorporated herein by this reference:

Condensed Balance Sheet as of June 30, 1998 (unaudited).

Condensed Statements of Income for the six months ended June 30, 1998 and 1997 (unaudited).

Condensed Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited).

Notes to Condensed Financial Statements (unaudited).

     (b)  Pro Forma Financial Information.
            ------------------------------

          The following unaudited pro forma condensed consolidated financial statements of the Registrant and PCM are included as Exhibit 99.3 to this report and incorporated herein by this reference:

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

          Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended April 25, 1998.

          Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine weeks ended June 30, 1998.

          Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

     (c)  Exhibits.
          ----------

     Exhibit No.          Description
     --------------       --------------

    *10.15                Agreement and Plan of Reorganization By and Among the
                          Registrant, PCM Merger Corporation, PCM, Inc., Avi
                          Shaked, Babs Waldman and Benjamin Beiler, dated as of
                          July 27, 1998.

     23.1                 Consent of Blackman Kallick Bartelstein, LLP


     99.1 The following audited financial statements of PCM, together with the report thereon by Blackman Kallick
                          Bartelstein, LLP:

                          Balance Sheets as of December 31, 1997 and 1996.

                          Statements of Income for the years ended December 31, 1997 and 1996.

                          Statements of Stockholders' Equity for the years ended
                          December 31, 1997 and 1996.

                          Statements of Cash Flows for the years ended December
                          31, 1997 and 1996.

                          Notes to Financial Statements.


     99.2 The following unaudited condensed financial statements of PCM:

                          Condensed Balance Sheet as of June 30, 1998 (unaudited).

                          Condensed Statements of Income for the six months ended June 30, 1998 and 1997 (unaudited).

                          Condensed Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited).

                          Notes to Condensed Financial Statements (unaudited).

     99.3 The following unaudited pro forma condensed consolidated financial statements of the Registrant and PCM:


                          Unaudited Pro Forma Condensed Consolidated Balance
                          Sheet as of June 30, 1998.

                          Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended April 25, 1998.

                          Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine weeks ended June 30, 1998.

                          Notes to Unaudited Pro Forma Condensed Consolidated
                          Financial Information.
                          ------------------------------------------------------
                          * Previously filed with the registrant's Current
                            Report on Form 8-K dated August 12, 1998.


                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, Aztec Technology Partners, Inc. has duly caused this amendment report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 13, 1998

                                          AZTEC TECHNOLOGY PARTNERS, INC.

                                          /S/ DOUGLAS R. JOHNSON
     ---------------------------------------------------------------------------
                                          Douglas R. Johnson
                                          EXECUTIVE VICE PRESIDENT,
                                          CHIEF FINANCIAL OFFICER, TREASURER AND
                                          SECRETARY

                                  EXHIBIT INDEX

     Exhibit No.          Description
     --------------       --------------

     *10.15               Agreement and Plan of Reorganization By and Among the
                          Registrant, PCM Merger Corporation, PCM, Inc., Avi
                          Shaked, Babs Waldman and Benjamin Beiler, dated as of
                          July 27, 1998.


     23.1                 Consent of Blackman Kallick Bartelstein, LLP


     99.1 The following audited financial statements of PCM, together with the report thereon by Blackman Kallick
                          Bartelstein, LLP:


                          Balance Sheets as of December 31, 1997 and 1996.

                          Statements of Income for the years ended December 31, 1997 and 1996.

                          Statements of Stockholders' Equity for the years ended
                          December 31, 1997 and 1996.

                          Statements of Cash Flows for the years ended December
                          31, 1997 and 1996.

                          Notes to Financial Statements.

     99.2 The following unaudited condensed financial statements of PCM:


                          Condensed Balance Sheet as of June 30, 1998
                          (unaudited).

                          Condensed Statements of Income for the six months ended June 30, 1998 and 1997 (unaudited).

                          Condensed Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited).

                          Notes to Condensed Financial Statements (unaudited).

     99.3 The following unaudited pro forma condensed consolidated financial statements of the Registrant and PCM:


                          Unaudited Pro Forma Condensed Consolidated Balance
                          Sheet as of June 30, 1998.

                          Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended April 25, 1998.

                          Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine weeks ended June 30, 1998.

                          Notes to Unaudited Pro Forma Condensed Consolidated
                          Financial Information.


                          ------------------------------------------------------
                          *Previously filed with the Company's Current Report on Form 8-K dated July 27, 1998 filed on August 12, 1998.